                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  SAGE, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.

    1) Title of each class of securities to which transaction applies.

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                                  [SAGE LOGO]
          2460 NORTH FIRST STREET, SUITE 100, SAN JOSE, CA 95131-1023
         TEL (408) 383 5300; FAX (408) 383 5310; HTTP://WWW.SAGEINC.COM

July 10, 1999

TO THE STOCKHOLDERS OF SAGE, INC.:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Sage, Inc. (the "Company") on August 31, 2000, at 10:00 a.m., local time, which will be held at 2480 North First Street, San Jose, California.

     Details of business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

     We hope that you will attend the Annual Meeting. In any event, after reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company if you wish to vote in person and your proxy will not be voted.

     A copy of the Company's 2000 Annual Report to Stockholders has been mailed concurrently herewith to all stockholders entitled to notice of and to vote at the Annual Meeting.

                                          Sincerely yours,

                                          LOGO
                                          Chandrashekar M. Reddy
                                          Chairman of the Board and
                                          Chief Executive Officer

                                   SAGE, INC.
                       2460 NORTH FIRST STREET, SUITE 100
                        SAN JOSE, CALIFORNIA 95131-1023

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Sage, Inc (the "Company") will be held at 2480 North First Street, San Jose, California, on Thursday, August 31, 2000, at 10:00 a.m. local time, to:

          1. Elect five directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

          2. Ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year ending March 31, 2001; and

          3. Transact any other business which may properly come before the meeting and any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. Stockholders of record at the close of business on July 12, 2000, will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

     All stockholders are cordially invited and encouraged to attend the Annual Meeting. In any event, to ensure your representation at the Annual Meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you currently receive more than one mailing as a shareholder and wish to avoid the cost and duplication of paperwork, you should send a photocopy of the address labels you currently receive to the registrar with a request to consolidate your holdings under one mailing name. The address of the registrar is shown on the back cover of your annual report. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          LOGO
                                          Chandrashekar M. Reddy
                                          Chairman of the Board and
                                          Chief Executive Officer

San Jose, California
July 28, 2000

                                PROXY STATEMENT
                            ------------------------

                           FOR THE ANNUAL MEETING OF
                           STOCKHOLDERS OF SAGE, INC.

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Sage, Inc., a Delaware corporation ("Sage" or the "Company"), of proxies for the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m., local time, on August 31, 2000, and any adjournment or postponement thereof. This Proxy Statement was first mailed to stockholders on or about July 28, 2000.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in a subsequent section of this Proxy Statement.

VOTING

     Only holders of record of the Common Stock of the Company ("Common Stock") at the close of business on July 12, 2000, will be entitled to vote at the Annual Meeting and any continuations or adjournments thereof. Each share entitles the holder to one vote on each matter to come before the Annual Meeting. On June 20, 2000, there were 14,185,610 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, held by 429 stockholders of record. The presence at the Annual Meeting of a majority, or 7,092,806 of these shares of Common Stock of the Company, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. An automated system administered by the Company's transfer agent will tabulate votes cast by proxy and an employee of the transfer agent will tabulate votes cast in person at the Annual Meeting.

     If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the Sage Board of Directors (the "Board of Directors" or the "Board"), and, when returned properly completed, will be voted as you direct on your proxy card. In the discretion of the proxy holder, shares represented by such proxies will be voted upon any other business as may properly come before the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. Directors shall be elected by a plurality of the votes cast.

     The ratification of the independent auditors of the Company for the current year will require the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the Annual Meeting. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained. With respect to Proposal Numbers 1 and 2, which require the affirmative vote of a majority of the shares present and entitled to vote, broker non-votes shall have no effect.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

COST OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by directors, officers and employees of the Company who will not receive additional compensation for such solicitation. Brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for their reasonable expenses incurred in sending proxy material to beneficial owners of the Common Stock.

     The Annual Report of the Company for the fiscal year ended March 31, 2000 has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     At the Annual Meeting, five directors are to be elected to serve until the next Annual Meeting and until their successors are elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the election of the five nominees named below as directors unless authority to vote for any such nominee is withheld. The nominees receiving the highest number of votes will be elected. In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director. In the event that additional persons are nominated, other than by the Board of Directors, for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and any additional Board of Directors' nominee as described above. The following are the nominees of the Board of Directors for election as directors at the date hereof:

                    NAME                                    TITLE                 AGE
                    ----                                    -----                 ---
Chandrashekar M. Reddy.......................  Chairman of the Board, Chief       39
                                               Executive Officer and Director
Michael A. Gumport...........................  Director                           47
N. Damodar Reddy.............................  Director                           61
Kenneth Tai..................................  Director                           49
Glenn W. Marschel, Jr........................  Director                           53

     CHANDRASHEKAR M. REDDY has served as President and Chief Executive Officer since our inception. From January 1986 to January 1995, Mr. Reddy held several design and program management positions at Intel Corporation. Mr. Reddy received a BS in Electrical Engineering from the Indian Institute of Technology and an MS in Electrical Engineering from the University of Wisconsin, Madison.

     MICHAEL A. GUMPORT has served as a Director of Sage since October 1996. Since January 2000, Mr. Gumport has served as Strategic Advisor to the CEO and the board of directors of Clear Logic, Inc., a semiconductor company From October 1998 to November 1999, Mr. Gumport was the Chief Financial Officer of eMagin Corporation, an optoelectronics company where he also served as a director from 1994 to 1999. From February 1990 to September 1999, Mr. Gumport served as a Senior Vice President for Semiconductor Equity Research at Lehman Brothers. Since January 2000 Mr. Gumport has served as a Director of iShopNoMarkUp.com, an internet company. Mr. Gumport received a BA degree from Amherst College and an MBA from Columbia University.

     N. DAMODAR REDDY has served as a Director of Sage since October 1996. Since February 1985, Mr. Reddy has served as the President, Chairman of the Board and Chief Executive Officer of Alliance Semiconductor. From September 1983 to February 1985, Mr. Reddy served as President and Chief Executive Officer of Modular Semiconductor, Inc. Mr. Reddy received an MS in Electrical Engineering from North Dakota State University and an MBA from the University of Santa Clara. Mr. Reddy is also a director of eMagin Corporation.

     KENNETH TAI has served as a Director of Sage since August 1999. Since April 1998 Mr. Tai has served as the Chairman of Digitimes Publications, Inc., and since March 1996 Mr. Tai has also served as the Chairman of Investar Capital, Inc. From April 1993 to December 1995, Mr. Tai served as the Vice Chairman of UMAX

(USA), Inc. Prior to joining UMAX, Mr. Tai was one of the co-founders of Acer Group where he served as Vice President of Worldwide Sales and Marketing as well as President of the Acer Group USA. Mr. Tai received a BS degree in Electrical Engineering from National Chiao Tung University and an MBA from Tamkang University.

     GLENN W. MARSCHEL, JR. joined the Board of Sage in June 2000, pursuant to the merger of Sage and Faroudja. He served as President, Chief Executive Officer and Co-Chairman of the board of directors of Faroudja since joining Faroudja in October 1998. He has served as Chairman of the board of directors of Additech, Inc., a petrochemicals company, since October 1997. From December 1995 to August 1997 Mr. Marschel was President and Chief Executive Officer of Paging Network, Inc., a telecommunications company, and from April 1995 to November 1995 he served as Vice Chairman of First Financial Management Company, a company in the credit card transaction processing business. Mr. Marschel is also a director of Sabre Group Holdings, Inc and Travelocity.com.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE ABOVE NOMINEES AS DIRECTORS.

                                  PROPOSAL 2:

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors appointed PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000.

     Although the appointment of PricewaterhouseCoopers LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountants for the fiscal year ending March 31, 2000. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of the Company to select other auditors for the fiscal year ending March 31, 2001.

     The Company anticipates that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting. The representative will be given the opportunity to make a statement if he desires to do so, and is expected to be available to respond to questions submitted either orally or in writing at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2001.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of June 20, 2000, by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company; (ii) each of the Company's directors; (iii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company, determined for the year ended March 31, 2000 (collectively, the "Named Executive Officers"); and (iv) all directors and executive officers as a group.

AMOUNT AND NATURE OF SHARES OF COMMON STOCK BENEFICIALLY OWNED AS OF JUNE 20,
2000

                                                                SHARES
                                                              SUBJECT TO
                                                              A RIGHT OF     SHARES ISSUABLE
                                                OUTSTANDING   REPURCHASE       PURSUANT TO       APPROXIMATE
                                                 SHARES OF      AS OF      OPTIONS EXERCISABLE    PERCENTAGE
                                                  COMMON      MARCH 31,      WITHIN 60 DAYS      BENEFICIALLY
                                                   STOCK       2000(1)      OF MARCH 31, 2000      OWNED(2)
                                                -----------   ----------   -------------------   ------------
5% STOCKHOLDERS:
Entities affiliated with Investar Group.......     829,622          --            15,170             5.95%
DIRECTORS AND EXECUTIVE OFFICERS:
  Chandrashekar M. Reddy......................     896,964          --                --             6.32%
  Simon P. Westbrook..........................     156,430      44,682                --                *
  Arun Johary.................................     204,031      71,564                --                *
  Vijay P. Desai..............................     328,333       6,943            27,805                *
  Pratap G. Reddy.............................     329,999       6,943            41,666                *
  N. Damodar Reddy............................     413,915          --                --                *
  Michael A. Gumport..........................     241,633          --            31,667                *
  Kenneth Tai.................................          --          --                                  *
  Glenn Marschel..............................      24,681          --           114,000                *
  All executive officers and directors as a
     group (8 persons)........................   2,595,986          --                --            18.30%

---------------
 *  Percentage less than 5%

(1) Shares of common stock issued under a stock repurchase agreement under which we retained the right to repurchase those shares at a per share purchase price equal to the original per share purchase price if the holder's employment is terminated.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject t o options currently exercisable or exercisable within 60 days of March 31, 2000 are deemed outstandoing for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. On June 20, 2000, there were 14,185,610 shares of the Company's Common Stock outstanding.

                           COMPENSATION OF DIRECTORS
                         AND CERTAIN EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for the fiscal years ended March 31, 1999 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                            -------------------------
                                                  ANNUAL COMPENSATION       SECURITIES
                                               --------------------------   UNDERLYING    ALL OTHER
         NAME AND PRINCIPAL POSITION           YEAR    SALARY     BONUS      OPTIONS     COMPENSATION
         ---------------------------           ----   --------   --------   ----------   ------------
Chandrashekar M. Reddy.......................  1999   $140,000   $123,278         --       $107,211(1)
  President and Chief Executive Officer        2000   $175,000   $ 41,708         --       $ 14,789
Simon P. Westbrook...........................  1999   $125,000   $ 96,325         --             --
  Chief Financial Officer,                     2000   $140,000   $ 20,678         --             --
  Secretary and Treasurer
Arun Johary..................................  1999   $135,000   $153,227    $48,333             --
  Vice President of Engineering                2000   $160,000   $ 27,150         --             --
  and Chief Technical Officer
Vijay P. Desai...............................  1999   $125,000         --    $47,667       $ 11,844(1)
  Vice President and General Manager,          2000   $135,000   $ 49,450         --             --
  Systems Business Unit
Pratap G. Reddy(2)...........................  1999   $125,000   $ 70,352    $72,333             --
  Vice President and General Manager           2000   $138,000   $111,068         --             --
  IC Business Unit

---------------
(1) Includes amounts paid in fiscal year 1999 as salary deferred in fiscal years 1996 and 1997.

STOCK OPTIONS

     The following table contains information concerning stock option grants made to each of the Named Executive Officers during the fiscal year ended March 31, 2000. No stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

                       OPTION GRANTS IN FISCAL YEAR 2000

                                                       INDIVIDUAL GRANTS                  POTENTIAL REALIZABLE
                                         ---------------------------------------------      VALUE AT ASSUMED
                            NUMBER OF                                                     ANNUAL RATES OF STOCK
                            SECURITIES       % OF TOTAL                                  PRICE APPRECIATION FOR
                            UNDERLYING   OPTIONS GRANTED TO                                  OPTION TERM(4)
                             OPTIONS     EMPLOYEES IN FISCAL   EXERCISE    EXPIRATION    -----------------------
           NAME             GRANTED(1)         2000(2)         PRICE(3)       DATE           5%          10%
           ----             ----------   -------------------   --------   ------------   ----------   ----------
Chandrashekar M. Reddy....    26,667             5.6%           $7.98     Aug 12, 2009    $133,830     $339,153
Simon P. Westbrook........    20,000             4.1             7.98     Aug 12, 2009     100,372      254,361
Arun Johary...............    16,667             3.5             7.98     Aug 12, 2009      83,645      211,972
Vijay P. Desai............    11,667             2.4             7.98     Aug 12, 2009      58,552      148,382
Pratap G. Reddy...........    13,333             2.8             7.98     Aug 12, 2009      66,913      169,570

---------------
(1) Each of the options vested as to 25% of the shares on August 12, 2000 and 2.08% shall vest monthly over the following three years thereafter.

(2) Based on a total of 476,422 option shares granted to our employees under our 1997 Stock Plan during fiscal year 1999.

(3) The exercise price was equal to the fair market value of our common stock as valued by our board of directors on the date of grant. The exercise price may be paid in cash or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(4) The potential realizable value is calculated based on the ten-year term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of our stock price performance. The potential realizable value at 5% and 10% appreciation is calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the Named Executive Officers concerning their exercise of stock options during the fiscal year ended March 31, 2000, and the unexercised options held by them as of March 31, 2000.

                                                                NUMBER OF SECURITIES
                                                                     UNDERLYING
                                                                UNEXERCISED OPTIONS    VALUE OF UNEXERCISED IN-
                                                                 HELD AT MARCH 31,      THE-MONEY OPTIONS HELD
                                                                      2000(1)            AT MARCH 31, 2000(2)
                                SHARES ACQUIRED      VALUE      --------------------   ------------------------
             NAME               ON EXERCISED(1)   REALIZED($)   VESTED     UNVESTED      VESTED       UNVESTED
             ----               ---------------   -----------   -------    ---------   ----------    ----------
Chandrashekar M. Reddy........        --              $--           --      26,667      $     --      $373,871
Simon P. Westbrook............        --               --           --      20,000            --       280,400
Arun Johary...................        --               --           --      48,333            --       805,284
Vijay P. Desai................        --               --       25,819      33,515       553,456       631,905
Pratap G. Reddy...............        --               --       38,999      46,667       835,983       901,476

---------------
(1) The heading Vested refers to shares that are no longer subject to repurchase. The heading Unvested refers to shares subject to repurchase as of March 31, 2000.

(2) Based on the closing price of our common stock of $22.00 per share as of March 31, 2000 less the exercise price payable for such shares.

EMPLOYMENT AND TERMINATION AGREEMENTS

     None of he Named Executive Officers each have written employment agreements with the Company and are employed at will.

BOARD MEETINGS AND COMMITTEES

     During the year ended March 31, 2000, the Board of Directors held 13 meetings. During the same period, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which he was a director and (ii) the total number of meetings by all Committees of the Board on which such director served held during the period for which he was a director. There is no familial relationship among any of the executive officers or directors of the Company.

     The Company currently has an Audit Committee and a Compensation Committee of the Board of Directors. The Audit Committee is primarily responsible for approving the services performed by the Company's independent public accountants and reviewing the Company's accounting practices and system of internal accounting controls. The Audit Committee, which currently consists of N. Damodah Reddy, Kenneth Tai and Michael Gumport, held two meetings during the year ended March 31, 2000. The Compensation Committee is responsible for recommending and reviewing the compensation of the Company's executive officers and for administering the Company's incentive plans. This committee, which currently consists of Chandrashekar M. Reddy, Kenneth Tai and N. Damodar Reddy held one meeting during the year ended March 31, 2000.

COMPENSATION OF DIRECTORS

     During the year ended March 31, 2000, none of the non-employee directors received any cash compensation for their services. All directors have been granted stock options in recognition of their services, and receive reimbursement of reasonable travel expenses incurred in attending Board meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is currently comprised of Chandrashekar M. Reddy, Kenneth Tai and N. Damodar Reddy. Chandrashekar M. Reddy also serves as our President and Chief Executive Officer. Prior to the establishment of the compensation committee on March 18, 1999, the board of directors as a whole made all decisions relating to executive compensation. None of our executive officers serves as a member of the board of directors or the compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee. There is no familial relationship between Chandrashekar M. Reddy, N. Damodar Reddy or Pratap G. Reddy.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has the authority and responsibility to approve the overall compensation strategy for the Company, administer the Company's annual and long-term compensation plans, and review and make recommendations to the Board of Directors with respect to the Company's executive compensation. The Compensation Committee is comprised of independent, non-employee Board members.

     General Compensation Policy. The Compensation Committee's overall policy is to offer the Company's executive officers competitive compensation opportunities. The Compensation Committee utilizes competitive data to develop compensation recommendations competitive with other companies in the semiconductor industry. The Compensation Committee's objectives are to (i) create a performance oriented environment with variable compensation based upon the achievement of annual and longer-term business results; (ii) focus management on maximizing stockholder value through stock-based compensation aligned to stockholders' return; and (iii) provide compensation opportunities dependent upon the Company's performance relative to its competitors and changes in its own performance over time. The Compensation Committee is authorized (i) to establish and maintain compensation guidelines for salaries and merit pay increases throughout the Company; and (ii) to make specific recommendations to the Board of Directors concerning the compensation of executive officers of the Company, including the Chief Executive Officer. The Compensation Committee also administers the Company's stock option plans and the Company's retirement and savings plan.

     Factors. The primary factors considered in establishing the components of each executive officer's compensation package for the fiscal year ended March 31, 2000 are summarized below. The Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     - BASE SALARY. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations. Generally, Company performance and profitability are not taken into account in establishing base salary.

     - ANNUAL INCENTIVE COMPENSATION. For the fiscal year ended March 31, 2000, specific financial and organizational objectives, including earnings per share, revenue and orders targets, were established as the basis for the incentive bonuses to be paid to the executive officers of the Company.

     - LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. Generally, the Compensation Committee awards stock options to each of the Company's executive officers following the initial hiring and from time to time thereafter. The option grants are designed to align the interests of the executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. In furtherance of this policy, the Company has implemented the 1997 Stock Plan to serve as a comprehensive equity incentive program for the Company's executive officers and other employees. Generally, the size of the option grant made to each executive officer is set at a level which the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but the Compensation Committee also takes into account comparable awards to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion, the individual's performance in recent periods and the number of unvested options held by the individual at the time of the grant. The relative weight given to each of these factors will vary from individual to individual in the Committee's discretion. Each of the Named Executive Officers, Chandrashekar M. Reddy, Simon Westbrook, Arun Johary, Vijay Desai, and Pratap G. Reddy, received stock option grants in fiscal year 2000.

     Each grant allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option will generally become exercisable in installments over a four year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

     CEO Compensation. The Compensation Committee established Chandrashekar M. Reddy's base salary with the objective of maintaining the competitiveness of Chandrashekar M. Reddy's base salary with salaries paid to similarly situated chief executive officers. With respect to Chandrashekar M. Reddy's base salary, it was the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. Chandrashekar M. Reddy's base salary for the 2000 fiscal year was set by reference to other chief executive officers in the industry. Chandrashekar M. Reddy received additional compensation from the Company in the 2000 fiscal year in the form of a performance bonus of $41,708 and deferred salary of $14,789. In addition, Chandrashekar M. Reddy received a grant of 26,667 stock options in the 2000 fiscal year.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the Company's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance-based compensation paid to the Company's executive officers in fiscal year 2000 did not exceed the $1 million limit per officer. As a result of this limitation and certain other administrative provisions of the 1997 Stock Plan, any compensation deemed paid to a covered executive officer in connection with the exercise of stock options or stock appreciation rights granted under the 1997 Stock Plan with an exercise price equal to the market price of the shares covered by the option or stock appreciation right on the grant date will qualify as performance-based compensation. The Compensation Committee does not expect that the compensation to be paid to the Company's covered executive officers for the 2001 fiscal year will exceed the $1 million limit per officer. The Compensation Committee is aware of the limitations imposed by Section 162(m), and the exemptions available therefrom, and will address the issue of deductibility when and if circumstances warrant and may use such exemptions.

     Submitted by the Compensation Committee of the Company's Board of
Directors:

                                          Chandrashekar M. Reddy
                                          Kenneth Tai
                                          N. Damodar Reddy

                            STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage changes in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Dow Jones Equity Market Index and the Nasdaq Electronic Components Index. The comparison assumes $100 was invested at the time of the initial public offering of the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of any dividends.

                COMPARISON OF 4 MONTH CUMULATIVE TOTAL RETURN(*)
             AMONG SAGE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE NASDAQ ELECTRONIC COMPONENTS INDEX
[GRAPH]

                                                                                NASDAQ COMPUTER &           NASDAQ ELECTRONIC
                                                       SAGE, INC.                DATA PROCESSING               COMPONENTS
                                                       ----------               -----------------           -----------------
11/19/99                                                 100.00                      100.00                      100.00
3/31/00                                                  183.33                      143.58                      180.06

     (*) $100 invested on 11/11/99 in stock or index -- including reinvestment of dividends. Fiscal year ending March 31.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings; nor will such report or graph be incorporated into any future filings made by the Company under those statutes.

                                 OTHER MATTERS

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2000, all of the Company's officers, directors and greater than ten percent beneficial owners complied with applicable Section 16(a) filing requirements during the 1999 fiscal year.

STOCKHOLDER PROPOSALS

     The deadline for stockholder proposals intended to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting of Stockholders is expected to be December 31, 2000. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          LOGO
                                          Chandrashekar M. Reddy
                                          Chairman of the Board and
                                          Chief Executive Officer

San Jose, California
July 28, 2000

PROXY


                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF SAGE, INC.

                  FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 31, 2000


The undersigned stockholder of SAGE, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 28, 2000, and the 2000 Annual Report to Stockholders, and hereby appoints Simon P. Westbrook, Arun Johary and Vijay P. Desai, or any one of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of SAGE, INC. to be held on August 31, 2000 at 10:00 a.m., local time, at 2480 North First Street, San Jose, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.


       THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION
       IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE
        RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF SAGE, INC., AND AS SAID PROXIES DEEM
       ADVISABLE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                               PLEASE MARK
                                                               YOUR VOTE AS
                                                               INDICATED IN
                                                               THE EXAMPLE.  [X]


                                      FOR ALL NOMINEES           WITHHOLD
                                        LISTED BELOW             AUTHORITY
                                         (EXCEPT AS           TO VOTE FOR ALL
                                         INDICATED)        NOMINEES LISTED BELOW

1. ELECTION OF DIRECTORS                     [ ]                     [ ]
   If you wish to withhold authority
   to vote for any individual nominee,
   strike a line through that nominee's
   name in the list below.

   Chandrashekar M. Reddy
   Michael A. Gumport
   N. Damodar Reddy
   Kenneth Tai
   Glenn Marschel

                                                FOR   AGAINST   ABSTAIN
2. PROPOSAL TO RATIFY THE APPOINTMENT OF
   PRICEWATERHOUSECOOPERS LLP AS THE            [ ]     [ ]       [ ]
   INDEPENDENT PUBLIC ACCOUNTANTS OF
   SAGE, INC. FOR FISCAL 2001.


Signature(s)_______________________________ DATED: _______________, 2000

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

                              FOLD AND DETACH HERE